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                                                                   EXHIBIT 10.22

          ROOFTOP SPACE LICENSE FOR COMMUNICATIONS EQUIPMENT
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     THIS ROOFTOP SPACE LICENSE FOR COMMUNICATIONS EQUIPMENT (this "License") is
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is entered into this 1st day of June, 1998, by and between Phase 1 Incubator,
Inc., a Delaware corporation, as licensor ("Licensor") and SkyCache, Inc., a
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Delaware corporation, as licensee ("Licensee"). Licensor and Licensee hereby
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agree as follows:

1.   License to Use Rooftop Space.
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     (a)  Licensor hereby grants to Licensee a license (revocable only in accordance with the terms hereof) to use the southeast quadrant of the roof of the Building (as defined below) and a non-exclusive right to use the building risers, to the extent that space is available in the risers, to connect the "Communications Equipment" (as defined below) with Licensee's equipment in the
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leased premises, located in 312 Laurel Avenue, Laurel, Maryland (the "Building")
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for the purpose of installing, operating, maintaining, repairing, replacing and removing up to three (3) satellite communication dishes (not to exceed 4 meters in diameter) or other similar antennae or signal transmission devices and related cabling and other hardware (collectively, the "Communications Equipment"
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and for no other purpose.

     (b) The location designated by Licensor for the Communications Equipment is herein called the "Equipment Space." Licensee understands that Licensor shall
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designate, the, portion or area of the rooftop to be used as the Equipment
Space. Licensee's use of the Equipment Space shall be exclusive, but Licensor shall at all times have access to such Equipment Space for the purpose of operating, maintaining, repairing or improving the Building.

2.   Term; Removal of Communications Equipment.  The term of this License shall
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commence on the date hereof and shall terminate on the earliest to occur of the following events: (i) thirty days after written notice from Licensee indicating plans to terminate the License or (ii) the expiration or earlier termination of that certain Office Lease (the "Lease"), dated as of May 1, 1998, between
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TCP/IP, LLC as landlord (the "Landlord") and Licensor as tenant. Licensee shall, prior to the expiration or earlier termination of this License, remove the Communications Equipment (including all cabling and hardware) installed in the Equipment Space and surrender the Equipment Space in substantially the same condition as existed prior to Licensee's installation of the Communications Equipment. Licensee shall be liable for, and shall promptly reimburse Licensor for, the cost of repairing all damage to the Equipment Space or the Building by such removal, including filling and sealing any holes or cavities left by the removal of cabling or hardware.

4.   Access to the Communications Equipment.  Licensor agrees that Licensee
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shall have access to the Equipment Space for the purpose of installing, operating, maintaining, repairing, replacing and removing the Communications Equipment; provided, however, that such access shall be limited to authorized
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engineers and employees of Licensee, or persons under their direct supervision.
Licensee shall deliver to Licensor a list of Licensee's authorized engineering personnel and employees prior to any access to the Equipment Space, and those persons shall be required to sign in and out with Licensor's security personnel when entering or existing the Equipment Space. Notwithstanding anything contained in the Lease to the contrary, Licensor shall have no responsibility or liability for the conduct or safety of any of License's personnel
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while in any part of the Equipment Space; it being understood, and agreed that
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Licensee shall be solely liable for any injury to or death of any such person from any cause.

5.   Operation of the Communications Equipment.
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     (a)  Licensee shall operate the Communications Equipment in strict compliance with Licensor's reasonable rules and regulations (which shall include reasonable security measures and which shall not restrict use or operation of the Communications Equipment), now or hereafter promulgated, and all applicable statutes, codes, rules, regulations, standards and requirements of all federal, state and local governmental boards, authorities and agencies including, without limitation, the FCC. Licensee, prior to installing the Communications Equipment, shall have, and shall deliver to Licensor, copies of all required permits, licenses and consents to install and operate the Communications Equipment. The operation of the Communications Equipment shall not interfere, in violation with the rules of the Federal Communication Commission, with any communication equipment operated on or from the Building.

     (b) In the event that the operation of the Communications Equipment violates any of the terms or conditions of this Section 5, Licensee agrees to suspend operation of the Communications Equipment within twenty-four (24) hours after notice from Licensor of such violation and not to resume operation of the Communications Equipment until such operation is in strict compliance with all of the requirements of this Section 5. In the event Licensee refuses to suspend operation of the Communications Equipment when. so notified by Licensor, or in the event of an emergency, Licensor shall have the right to suspend the supply of electrical power to the Communications Equipment, and Licensor shall have no liability to Licensee for such suspension. If Licensee has not corrected any such problem within five (5) days after notice from Licensor (or such longer period as is necessary if Licensee is diligently pursuing such correction), this License shall terminate and Licensee shall remove the Communications Equipment from the Building.

6.   Other Communication Equipment.  During the term hereof, Licensor reserves
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the right to lease space in the Building, and to grant licenses for space on the roof of the Building (other than the Equipment Space), for the operation of communication equipment; provided, however, that such equipment shall not hinder
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or interfere with Licensee's installation, operation, maintenance or repair of the Communications Equipment.

7.   Indemnification of Licensor; Insurance.  Licensee hereby agrees to
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indemnify and hold Licensor, its partners, agents, and employees harmless from and against any and all costs, claims, damages, causes of action, and liability which may arise by reason of any occurrence attributable to or arising out of any of the Communications Equipment, including any claim or cause of action for injury or death of any person or damage to any property, and Licensee agrees to defend any claim, cause of action, or demand against Licensor and Landlord (as defined below), and their respective partners, agents, and employees, arising out of any such occurrence, except for claims, causes of action or demands due to Licensor's or Landlord's negligence. Licensee shall, at its sole cost and expense, obtain and keep in force during the term hereof; (a) comprehensive general liability insurance in limits not less than $1,000,000.00 inclusive, covering the installation, repair, maintenance, operation, and removal of the Communications Equipment; (b) Worker's Compensation and employers' liability insurance; and (c) such other
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insurance relating to the installation, repair, maintenance, operation, and removal of the Communications Equipment as Licensor may require, all in form and with companies acceptable to Licensor, and Licensee shall deliver to Licensor current certificates of insurance for such policies prior to Licensee's installation, operation, or removal of the Communications Equipment.

8.   Notices.  Any written information, questions, notices or correspondence
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pertaining to this License shall be delivered in person or sent by overnight courier or registered or certified mail, return receipt requested, first class postage prepaid to:

If to Licensor:     Phase 1 Incubator, Inc.
                    312 Laurel Avenue
                    Laurel, MD 20707
                    Attn: Lisa Losito

If to Licensee:     SkyCache, Inc.
                    312 Laurel Avenue
                    Laurel, MD  20707
                    Attn: Robert Dunham

9.   Licensor's Rules and Regulations.  Licensee expressly acknowledges that
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this License shall be subject to all terms and conditions contained in the
Lease. Licensor and Landlord shall have the power, from time to time, to promulgate by written notice to Licensee all reasonably necessary or appropriate rules or regulations governing the operation of the Communications Equipment, access to the Equipment Space, transportation of Communications Equipment into and out of the Building, and other matters to insure the safe and orderly operation of the Building, and Licensee covenants and agrees to comply with all such rules and regulations after reasonable prior notice thereof provided the same are reasonable. In the event of termination of the Lease, this License shall terminate coincidentally therewith without any liability of Licensor to Licensee.

10.  License Fees.  Licensee covenants and agrees to pay to Licensor a monthly
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license fee of ($2,000) payable in advance in equal monthly installments, without any set off or deduction.

11.  Defaults; Remedies.  It shall be a default under this License if (i)
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Licensee shall fail to pay any sum payable to Licensor hereunder when due, or
(ii) Licensee shall fail to observe and comply with any of the terms, conditions, covenants and agreements to be observed and complied with by Licensee hereunder, or (iii) an Event of Default shall occur under the Lease (as such term is defined in the Lease). If any default listed as item (i) or (ii) in the preceding sentence is not cured within ten (10) days after written notice thereof sent by Licensor, or in the case of a default which cannot with due diligence be cured within such ten (10) day period, within such additional period, if any, as may be reasonable required by Licensee to cure such default, not to exceed sixty (60) days, then, in addition to any other remedies for Licensee's default which Licensor may have under this License or at law, Licensor shall be entitled to (a) suspend the supply of electrical 'power to the Communications Equipment until the default is cured by Licensee, and Licensor shall have no liability to Licensee for such suspension, and (b) disconnect and remove the Communications Equipment from the Equipment Space.
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                              LANDLORD:
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                              Phase 1 Incubator, Inc., a Delaware corporation



                              By: /s/ Lisa Losito
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                              Name:  Lisa Losito
                              Title:  Vice President



                              TENANT:
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                              SkyCache, Inc., a Delaware corporation



                              By: /s/ Robert M. Dunham
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                              Name:  Robert M. Dunham
                              Title:  Treasurer